Foreign Currency Translation	12 Months Ended
Dec. 31, 2014
Foreign Currency Translation

12. Foreign currency translation

Due to inflation rates in recent years, the company’s Venezuelan subsidiary has applied highly inflationary accounting beginning January 1, 2010. For those international subsidiaries operating in highly inflationary economies, the U.S. dollar is the functional currency, and as such, nonmonetary assets and liabilities are translated at historical exchange rates, and monetary assets and liabilities are translated at current exchange rates. Exchange gains and losses arising from translation are included in other income (expense), net. Effective February 13, 2013, the Venezuelan government devalued its currency, the bolivar, by resetting the official exchange rate from 4.30 to the U.S. dollar to 6.30 to the U.S. dollar. As a result, the company recorded a pretax foreign exchange loss in 2013 of $6.5 million.

In January of 2014, the Venezuelan government announced that the exchange rate to be applied to the settlement of certain transactions, including foreign investments and royalties, would be changed to the Complementary System of Foreign Currency Administration (SICAD I) auction rate. As a result, the company changed the exchange rate used to remeasure its Venezuelan subsidiary’s financial statements in U.S. dollars from the official rate of 6.3 bolivars to the new SICAD I rate. At December 31, the SICAD I exchange rate used was 12.0 bolivars to the U.S. dollar. The changes in the rate resulted in the company recording a pretax foreign exchange loss in 2014 of $7.4 million. The company believes that using the SICAD I exchange rate is economically representative of what it might expect to receive in a dividend transaction.

At December 31, 2014, the company’s operations in Venezuela had net monetary assets denominated in local currency equivalent to approximately $8 million. As indicated above, the SICAD I exchange rate is determined by periodic auctions and, therefore, the potential exists for it to change significantly in future quarters. Additionally, the Venezuelan government may make further changes or introduce new exchange rate mechanisms, which could result in further changes in the exchange rate used by the company to remeasure its Venezuelan subsidiary’s financial statements in U.S. dollars.

During the years ended December 31, 2014, 2013 and 2012, the company recognized foreign exchange (losses) gains in “Other income (expense), net” in its consolidated statements of income of $(7.0) million, $10.4 million and $(8.1) million, respectively.